UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 22, 2019

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 22, 2019, PetroShare Corp. (the “Company”) received the resignations of three members of its Board of Directors: Michael Allen, Joseph Drysdale and Cullen Schaar. The notices stated that that the resignations were effective immediately. None of the directors expressed any disagreement with the Company or its Board of Directors that precipitated the resignations.

The Board of Directors plans to continue with a reduced membership of six directors.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROSHARE CORP.

Date: March 28, 2019	By:	/s/ Paul Maniscalco
Paul D. Maniscalco,
Chief Financial Officer